                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     December 21, 2001
                                                ----------------------------


                        Wells Real Estate Fund XIII, L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Georgia
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             333-48984                               58-2438244
------------------------------------ ------------------------------------------
     (Commission File Number)             (IRS Employer Identification No.)


          6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code       (770) 449-7800
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

         Wells Real Estate Fund XIII, L.P. (the "Registrant") hereby amends its Current Report on Form 8-K dated December 21, 2001 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the ADIC Buildings located in Parker, Colorado, as described in such Current Report.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial  Statements.  The following financial statements of the
              ---------------------
Registrant are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:



                                                                           Page
                                                                           ----

Wells Real Estate Fund XIII, L.P.

         Unaudited Pro Forma Financial Statements
         ----------------------------------------

               Summary of Unaudited Pro Forma Financial Statements         F-1

               Pro Forma Balance Sheet as of September 30, 2001            F-2

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WELLS REAL ESTATE FUND XIII, L.P.
                                         (Registrant)

                                         By:  WELLS CAPITAL, INC.
                                              General Partner

                                         By:       /s/ Leo F. Wells, III
                                             ----------------------------------
                                              Leo F. Wells, III
                                              President


                                         By:      /s/ Leo F. Wells, III
                                             ----------------------------------
                                              LEO F. WELLS, III
                                              General Partner

Date:  January 29, 2002

                        WELLS REAL ESTATE FUND XIII, L.P.


                        UNAUDITED PRO FORMA BALANCE SHEET

The following unaudited pro forma balance sheet as of September 30, 2001 has been prepared to give effect to the acquisition of the ADIC Buildings by the Wells XIII-REIT Joint Venture, a joint venture partnership between Wells Real Estate Fund XIII, L.P. ("Wells Fund XIII") and Wells Operating Partnership, L.P. ("Wells OP"), as if the acquisition occurred on September 30, 2001. The ADIC Buildings commenced operations on December 15, 2001.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., a Maryland corporation. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells OP.

This unaudited pro forma balance sheet has been prepared for informational purposes only.

As of September 30, 2001, the date of the accompanying pro forma balance sheet, Wells Fund XIII held cash of $3,945,227. The additional cash used to purchase the ADIC Buildings, including deferred project costs paid to Wells Capital, Inc. (a General Partner of Wells Fund XIII), was raised through the issuance of additional limited partner units subsequent to September 30, 2001. This balance is reflected as purchase consideration payable in the accompanying pro forma balance sheet.


                                       F-1

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                        WELLS REAL ESTATE FUND XIII, L.P.


                             PRO FORMA BALANCE SHEET

                               SEPTEMBER 30, 2001

                                   (Unaudited)



                                                         ASSETS

                                                                     Wells Real
                                                                       Estate          Pro Forma          Pro Forma
                                                                   Fund XIII, L.P.    Adjustments           Total
                                                                   ---------------    -----------         ---------


CASH AND CASH EQUIVALENTS                                            $3,945,227     $(3,945,227)(a)      $        0

INVESTMENT IN JOINT VENTURE                                           1,709,506       6,770,833 (b)       8,480,339

DEFERRED OFFERING COSTS                                                 612,271               0             612,271

DEFERRED PROJECT COSTS                                                  165,151        (165,151)(c)               0

DUE FROM AFFILIATES                                                      35,259               0              35,259
                                                                     ----------     -----------         -----------
            Total assets                                             $6,467,414     $ 2,660,455         $ 9,127,869
                                                                     ==========     ===========         ===========

                                            LIABILITIES AND PARTNERS' CAPITAL

DUE TO AFFILIATES                                                    $  614,725     $   105,682 (c)     $   720,407


PURCHASE CONSIDERATION PAYABLE                                                0       2,554,773 (a)       2,554,773
                                                                     ----------     -----------         -----------
                   Total liabilities                                    614,725       2,660,455           3,275,180
                                                                     ----------     -----------         -----------

PARTNERS' CAPITAL:
   General Partners                                                         350               0                 350
   Limited Partners                                                   5,852,339               0           5,852,339
                                                                     ----------     -----------         -----------
            Total partners' capital                                   5,852,689               0           5,852,689
                                                                     ----------     -----------         -----------
            Total liabilities and partners' capital                  $6,467,414     $ 2,660,455         $ 9,127,869
                                                                     ==========     ===========         ===========


(a) Reflects Wells Real Estate Fund XIII, L.P.'s portion of the purchase price.

(b) Reflects Wells Real Estate Fund XIII, L.P.'s contribution to the Wells Fund XIII-REIT Joint Venture.

(c) Reflects deferred project costs contributed to the Wells Fund XIII-REIT Joint Venture at approximately 4.17% of the purchase price.


                                       F-2